4Q AND FULL YEAR TWENTY18 EARNINGS PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are all subject to change and may be inherently unreliable due to the multiple factors that impact economic trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin’s asset quality; changes in real estate values and liquidity in Origin’s primary market areas; the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances, including any loans acquired in acquisition transactions; changes in the value of collateral securing Origin’s loans; business and economic conditions generally and in the financial services industry, nationally and within Origin’s local market area; Origin’s ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin’s ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs and reduce interest earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin’s level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin’s operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attack. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” in Origin’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and “Risk Factors” in Origin’s prospectus filed with the SEC on May 9, 2018, pursuant to Section 424(b) of the Securities Act of 1933, as amended and any updates to those risk factors set forth in Origin’s subsequent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to evaluate the Company’s operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non- GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin’s reported results prepared in accordance with GAAP. The following are the non- GAAP measures used in this presentation:   • Tangible common equity is defined as total stockholders’ equity less series SBLF preferred stock, series D preferred stock and goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period 2

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 8 • 41 banking centers operating across Texas, 19 5 Louisiana & Mississippi • Strong commercial focus with 39% C&I and 43% CRE lending mix across our footprint FINANCIAL HIGHLIGHTS 9 2018 Q4 DOLLARS IN MILLIONS TOTAL ASSETS $4,822 TOTAL LOANS HELD FOR INVESTMENT $3,789 TOTAL DEPOSITS $3,783 TOTAL STOCKHOLDERS' EQUITY $550 DOLLARS IN MILLIONS TANGIBLE COMMON EQUITY (1) DALLAS - FORT WORTH $517 HOUSTON Entry: 2008 Entry: 2013 Loans: $1,275 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (1) Loans: $674 Deposits: $772 10.8% Deposits: $623 Banking Centers: 8 Banking Centers: 9 TOTAL RBC RATIO 13.0% NORTH LOUISIANA CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Note: All financial information and other Origin Bank data as of Loans: $1,192 Loans: $648 12/31/18. Deposits: $1,800 Deposits: $588 (1) As used in this presentation, tangible common equity and tangible Banking Centers: 19 Banking Centers: 5 common equity/tangible assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their 3 comparable GAAP measures, see slide 16 of this presentation

FOURTH QUARTER
2018 HIGHLIGHTS

- *Net interest income was at a historic high for our company, increasing by $2.6 million, or 6.5%, over the previous quarter.*
- *Yield earned on total loans held for investment during 2018Q4 was 5.17%, up 17 basis points from the previous quarter. Cost of total deposits increased 11 basis points in the same period.*
- *Net interest margin was 3.82% (FTE), representing an increase of 6 basis points over the previous quarter.*

(1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 16 of this presentation.

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	2018Q4	2018Q3	2017Q4	Linked Q Δ	YoY Δ
Balance Sheet					
Total Loans Held For Investment	$ 3,789,105	$ 3,601,081	$ 3,241,031	5.2%	16.9%
Total Assets	4,821,576	4,667,564	4,153,995	3.3%	16.1%
Total Deposits	3,783,138	3,727,158	3,512,014	1.5%	7.7%
Tangible Common Equity[(1)]	516,918	498,691	365,748	3.7%	41.3%
Tangible Book Value Per Common Share[(1)]	$ 21.79	$ 21.11	$ 18.74	3.2%	16.3%
Income Statement					
Net Interest Income	$ 42,061	$ 39,497	$ 34,218	6.5%	22.9%
Provision for Credit Losses	1,723	504	242	241.9%	612.0%
Noninterest Income	10,588	10,237	8,715	3.4%	21.5%
Noninterest Expense	35,023	34,344	31,771	2.0%	10.2%
Net Income	13,178	12,318	5,772	7.0%	128.3%
Diluted EPS	0.55	0.52	0.23	5.8%	139.1%
Dividends Declared Per Common Share	$ 0.0325	$ 0.0325	$ 0.0325	N/C	N/C
(N/C: No change)					
Selected Ratios					
Net Interest Margin (FTE)	3.82%	3.76%	3.62%		
Efficiency Ratio	66.52%	69.06%	74.00%		
Return on Average Assets (annualized)	1.10%	1.08%	0.55%		
Return on Average Equity (annualized)	9.66%	9.15%	5.00%		

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FULL YEAR
2018 HIGHLIGHTS

- *Successfully completed the Initial Public Offering of the Company's common stock.*
- *Net interest income was at a historic high for our company, increasing by $23 million, or 17.8%, over 2017.*
- *Yield earned on total loans held for investment during 2018 was 5.0%, up 58 basis points from the previous year. Cost of total deposits increased 25 basis points in the same period.*
- *Loans held for investment grew by $548 million, or 16.9%, in 2018 through execution of our organic growth strategy which includes lift-out teams in our Houston market.*
- *Completed acquisition of Reeves, Coon & Funderburg ("RCF") insurance agency.*

(1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 16 of this presentation.

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	Years Ended		
Balance Sheet	**December 31, 2018**	**December 31, 2017**	**YoY Δ**
Total Loans Held For Investment	$ 3,789,105	$ 3,241,031	16.9 %
Total Assets	4,821,576	4,153,995	16.1 %
Total Deposits	3,783,138	3,512,014	7.7 %
Tangible Common Equity (1)	516,918	365,748	41.3 %
Tangible Book Value Per Common Share(1)	$ 21.79	$ 18.74	16.3 %
Income Statement			
Net Interest Income	$ 153,452	$ 130,305	17.8 %
Provision for Credit Losses	1,014	8,336	(87.8)%
Noninterest Income	41,240	29,187	41.3 %
Noninterest Expense	131,236	130,674	0.4 %
Net Income	51,605	14,669	251.8 %
Diluted EPS	2.20	0.50	340.0 %
Dividends Declared Per Common Share	$ 0.13	$ 0.13	N/C

(N/C: No change)

Selected Ratios		
Net Interest Margin (FTE)	3.75%	3.52%
Efficiency Ratio	67.41%	81.93%
Return on Average Assets	1.16%	0.36%
Return on Average Equity	10.07%	3.19%

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BALANCE SHEET WELL- AVERAGE INTEREST EARNING ASSETS & NIM (FTE) POSITIONED FOR DOLLARS IN MILLIONS 4.00% $4,433 ) $ GROWTH & PROFITABILITY ( S ) 4,400 T E E T F S ( 3.90% $4,230 S N A I G • Consistent increase in yields G 4,200 N R 3.82% I A on interest earning assets $4,055 N M R A T 3.80% E S 3.76% 4,000 E 3.74% T R • Strong growth in average loan $3,897 S E $3,850 E T R balances in 2018 N E I 3.70% 3.68% T T 3,800 N I E . N • Net interest margin expanding 3.62% G V A along with average balances 3.60% 3,600 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 AVERAGE LOANS HFI & YIELDS DOLLARS IN MILLIONS 6.00% $3,650 $3,600 $3,459 ) 5.50% $ ( $3,400 S N ) A % $3,284 ( O 5.17% L D 5.00% $3,201 L $3,186 E E $3,200 G I 5.00% A Y 4.89% R 4.73% E V 4.50% A 4.53% $3,000 4.00% $2,800 6 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4

ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (12/31/18) ASSET SENSITIVE BALANCE SHEET 19.2% 14.5% 9.7% 4.9% • Well-positioned to benefit —% from a rising rate environment (6.2)% • Substantial growth in rate (15.3)% sensitive assets over the last five years -200 bps -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (12/31/17) 33.1% 24.9% 16.7% 8.4% —% (8.6)% (19.0)% -200 bps -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps Note: Change in net interest income assumes an instantaneous shock of interest rates. 7

NET REVENUE DISTRIBUTION – 2018Q4 DIVERSIFIED & GROWING Service Charges & Fees: REVENUE STREAMS 6% Mortgage Banking Revenue: 4% • Meaningful noninterest income Insurance Commission & Fee Income: supplements interest related 5% revenue Other: 5% • Comprehensive product suite delivered with high quality, responsive customer service Net Interest Income: 80% • Other revenue streams include insurance and mortgage products Noninterest Income 20% • Mortgage operations are focused on retail originations NET REVENUE TREND within our market footprint and servicing revenue on 20% 22% 22% 21% 20% our MSR portfolio • Insurance presence was enhanced in our North Louisiana market through 80% 78% 78% 79% 80% the recent RCF acquisition. • We believe these products 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 provide revenue stream diversification and enhance Net Interest Income Noninterest Income 8 client relationships

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 90.00% 4.00% • Cost-effective, centralized back office functions are performed in our North 85.00% Louisiana operations center 3.04% 3.00% 2.94% 2.88% 2.93% 3.00% • Infrastructure exists to support significant asset growth at 80.00% S increasing levels of profitability T E O I S T S A A R • Recent investments in E Y G C 75.00% 74.00% 2.00% A systems, technology, digital N R E E C I banking and enterprise risk V F A / F management E E I N • Opportunity to enhance ROAA 70.00% 69.06% through team lift-outs in our footprint 1.00% 67.06% 66.99% 66.52% • Efficiency ratio improved 65.00% 2018Q4 due to increased Net Interest Income and Noninterest income 60.00% 0.00% 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 9

OUR MARKETS AVERAGE DEPOSITS & DEPOSIT COST DOLLARS IN MILLIONS $3,658 150 bps $3,458 • DIVERSE GEOGRAPHIC $3,235 $3,337 125 bps FOOTPRINT $2,814 t s 100 bps o C t • Attractive combination of stable, low i 75 bps s o cost markets and markets p e 50 bps experiencing metropolitan growth D 25 bps • Expansion through organic growth 0 bps and selective M&A opportunities 2014 2015 2016 2017 2018 LA TX MS LA TX MS • TRACK RECORD OF GROWTH IN NEW MARKETS • Success in growing loans and LOANS HFI DOLLARS IN MILLIONS deposits organically in diverse, new $3,789 markets $3,112 $3,241 $2,897 $3,013 • Culture and brand are unique, enabling Origin to attract talented bankers and banking relationships across markets 2014 2015 2016 2017 2018 LA TX MS 10

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2018Q4 LOAN PORTFOLIO DOLLARS IN MILLIONS • Focus on commercial lending Other: 1% to middle market and small businesses as well as their owners and executives C&D: 11% Residential: Owner Occupied • Commercial loans represent 17% CRE: 12% cumulative 82% of portfolio as of 12/31/18 • Loan growth potential Non-Owner enhanced by diverse portfolio C&I: 34% Occupied CRE: 20% • Commercial real estate loan concentrations were below regulatory guidelines Mortgage Warehouse: 5% Total Ending Loans HFI at 12/31/18: $3,789 11

DEPOSIT COMPOSITION – 2018Q4 GROWING CORE DEPOSIT FRANCHISE Savings: 4% Brokered: 9% • Continued success in growing Noninterest- core deposits, especially bearing noninterest-bearing deposits. demand: 25% Time deposits: 21% Interest- • Low cost of deposits driven by bearing legacy North Louisiana demand: franchise Money market: 19% 22% • Ranked 1st in deposit market share in Ruston, LA 2018Q4 Cost of Deposits: 0.96% and Monroe, LA MSA’s AVERAGE NONINTEREST-BEARING DEPOSITS $1,000 30.0% S T • Relationship bankers $949 I S motivated to grow core O P ) 28.0% E deposits $ D ( $900 E S N G $841 A O I R • Builds and strengthens L 26.0% E L I 25.9% V M client relationships and $800 A L N I provides stable funding for $759 A T S 24.0% O R 24.3% growth T A L F L $694 O O $700 T D 22.7% • Expansion markets 22.0% N E C generating further growth in R 21.4% E noninterest-bearing deposits P $600 20.0% 2015 2016 2017 2018 12

UNDERWRITING & CREDIT NPLs / LOANS HFI CULTURE 0.83% 0.84% 0.79% • Excellent track record of 0.73% 0.74% credit quality across core commercial lending portfolio • Seasoned lenders with strong credit backgrounds and significant experience in our markets 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 • Centralized underwriting for (1) all loans NCOs / AVERAGE LOANS HFI • Strong underwriting 0.36% 0.37% guidelines include global cash flow analysis and personal guarantees 0.18% 0.01% (0.05)% (1) Based on annualized quarterly net charge-offs 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 13

STRONG CAPITAL TOTAL RISK-BASED CAPITAL POSITION DOLLARS IN MILLIONS $35 $47 $39 • Robust capital levels with $44 opportunity for deployment through organic growth and $529 $433 strategic acquisitions $379 $423 • IPO net proceeds partially used to redeem SBLF 2015 2016 2017 2018 preferred stock Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 14.5% 13.5% 13.5% 12.9% 13.0% 12.3% 12.5% 12.4% 12.5% 11.8% 11.9% 11.5% 11.4% 10.5% 9.6% 10.8% 10.8% 9.3% 9.5% 8.5% 8.9% 8.9% (1) As used in this presentation, tangible common 7.5% equity to tangible assets is a non-GAAP financial 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 measure. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slide 16 of this presentation. TCE /TA(1) CET1 Total RBC 14

Increase scale across the franchise, and Improve operational efficiency and particularly in Houston increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing market share Continue our disciplined approach to organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 15

Reconciliation of Non-GAAP Financial Measures

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

Calculation of Tangible Common Equity:	2018Q4	2018Q3	2018Q2	2018Q1	2017Q4
Total Stockholders' Equity	$ 549,779	$ 531,919	$ 519,356	$ 462,824	$ 455,342
Less: Preferred Stock - Series SBLF	—	—	—	48,260	48,260
Less: Preferred Stock - Series D	—	—	—	16,998	16,998
Total Common Shareholders' Equity	549,779	531,919	519,356	397,566	390,084
Less: Goodwill and Other Intangible Assets, Net	32,861	33,228	24,113	24,219	24,336
Total Tangible Common Equity	$ 516,918	$ 498,691	$ 495,243	$ 373,347	$ 365,748
Common Shares Outstanding at the End of the Period	23,726,559	23,621,235	23,504,063	19,525,241	19,518,752
Book Value per Common Share	$ 23.17	$ 22.52	$ 22.10	$ 20.36	$ 19.99
Calculation of Tangible Assets:					
Total Assets	$ 4,821,576	$ 4,667,564	$ 4,371,792	$ 4,214,899	$ 4,153,995
Less: Goodwill and Other Intangible Assets, Net	32,861	33,228	24,113	24,219	24,336
Total Tangible Assets	$ 4,788,715	$ 4,634,336	$ 4,347,679	$ 4,190,680	$ 4,129,659
Tangible Common Equity to Tangible Assets	10.79%	10.76%	11.39%	8.91%	8.86%
Calculation of Tangible Book Value per Common Share:					
Common Shares Outstanding at the End of the Period	23,726,559	23,621,235	23,504,063	19,525,241	19,518,752
Tangible Book Value per Common Share	$ 21.79	$ 21.11	$ 21.07	$ 19.12	$ 18.74

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